                                                                                                       Exhibit 10.1
                                                OCEAN ENERGY, INC.

                                        OUTSIDE DIRECTORS DEFERRED FEE PLAN
                                 (As Amended and Restated Effective July 1, 2001)

                                        1. History and Purposes of the Plan

         The Ocean Energy,  Inc.  Outside  Directors  Deferred Fee Plan ("Plan") was originally  adopted on May 16,
1983 by Ocean Energy,  Inc., a Delaware  corporation (the "Company"),  formerly known as Ocean Energy, Inc, a Texas corporation,  Seagull Energy Corporation and Seagull Pipeline Corporation,  and is intended to provide a method for attracting  and retaining  qualified  outside  directors for the Company and to encourage them to devote their best efforts to the business of the  Company,  thereby  advancing  the  interests  of the Company and its  shareholders.
Effective as of March 30, 1999,  the Company  merged the Ocean  Energy,  Inc.  Outside  Directors Fee Plan with and into the Plan and  amended  and  restated  the Plan in order to  reflect  the plan  merger  and the merger of Ocean
Energy,  Inc., a Delaware  corporation with and into Seagull Energy Corporation.  Effective as of July 1, 2001 (the
"Effective  Date"),  the Company has again  restated the Plan for the purpose of  incorporating  previously-adopted amendments into the text of the Plan and for the purpose of further amending the Plan in certain respects.

                                           2. Administration of the Plan

         Except as otherwise  specifically  provided  herein,  the Plan shall be administered by the Organization &
Compensation  Committee (the  "Committee")  of the Board of Directors of the Company (the  "Board").  The Committee
is  authorized to interpret the Plan and may from time to time adopt such rules and  regulations,  consistent  with the  provisions of the Plan, as it may deem  advisable to carry out the Plan.  All decisions  made by the Committee shall be final.  All expenses  incurred in  connection  with the  administration  of the Plan shall be borne by the
Company.  In certain  cases  arising  under the Plan,  action or approval must be taken by either the full Board or by a committee of  "Non-Employee  Directors"  as described in Rule 16b-3  promulgated  by the  Securities  Exchange
Commission (such board or committee being referred to herein as the "Rule 16b-3 Committee").

                                           3. Participation in the Plan

         (a)  Participation.  Each  outside  director  who was a  participant  in the Plan  ("Participant")  on the
Effective Date shall remain a Participant  in this  restatement  of the Plan as of the Effective  Date.  Each other director  shall become a Participant  on the later of (1) the Effective  Date or (2) the date he becomes an outside director.  For purposes of this  Paragraph,  an "outside  director" is an  individual  who is a validly  elected or appointed  director of the Company and who does not perform any services  for the Company in a common-law  employee capacity.

         (b) Deferral of  Director's  Fees. A  Participant  may elect to defer  director's  fees  (whether  annual, periodic or special)  to be earned by such  Participant  for  services  rendered  under the Plan by filing with the
Committee an election to defer receipt of all or a designated portion of such fees.

         (c) Time and Manner of Making  Elections.  Any deferral  election that may be made by a Participant  under the Plan shall be made with respect to the period  commencing on January 1 (or, if later,  the date the Participant is first  elected or  appointed  to the Board) and ending on December  31 of each year  ("Service  Period")  during which  services are rendered by such  Participant  and must be made prior to the first day of such Service  Period;
provided,  however,  that the deferral election with respect to a Participant's  initial Service Period may be made no later than thirty days after the date the  Participant  is first  elected or appointed to the Board and shall be prospective  only.  All  deferral  elections  shall be made in the manner  and form  prescribed  by the  Committee.
Deferral  elections  made prior to the  Effective  Date with  respect  to the  Service  Period  that  includes  the
Effective Date shall remain in effect for the remainder of such Service Period.

         (d) Nature of  Elections.  A  Participant's  election to defer  receipt of all or a designated  portion of his fees for a Service  Period shall continue in force and effect for future  Service  Periods  unless  modified or revoked by such  Participant.  Any such  modification or revocation  shall be effective only as of the first day of a Service Period and must be made prior to the first day of such Service  Period.  A modification  or revocation of an existing  deferral  election  shall be made in the manner and form  prescribed  by the  Committee.  Any deferral election (whether in the nature of an initial election,  an unrevised  continuing  election or a revised continuing election)  with respect to a Service  Period shall be irrevocable as of the first day of such Service Period or, if later,  the day  following  the last day upon  which an  election  may be made with  respect  to a Service  Period.
Notwithstanding  the foregoing,  in the event that the Rule 16b-3  Committee,  in its sole  discretion,  determines that a Participant has an unforseeable  emergency  pursuant to Paragraph 6, the Rule 16b-3 Committee may revoke the
Participant's  deferral  election then in effect,  if any, in  connection  with such  determination.  A Participant whose  deferral  election is so revoked may make a new deferral  election in the manner and form  prescribed by the
Committee prior to the first day of any subsequent Service Period.

                                  4. Crediting of Deferred Fees to Plan Accounts

         (a)  Establishment  of Plan  Accounts.  The Committee  shall  establish a memorandum  bookkeeping  account
(the "Plan  Account") for each  Participant  in the Plan.  The Committee  shall credit to each  Participant's  Plan
Account the  Participant's  deferred  fees as soon as  practicable  after such fees are earned by the  Participant.
Further,  the Committee shall credit to each  Participant's  Plan Account such additional  amounts at such times as may be determined by the Committee in its sole discretion;  provided,  however,  that the Committee shall credit to the Plan  Account of each  Participant  who is a member of the Board during the period  beginning on the  Effective
Date and ending on December 31, 2001 (the "Benefit  Period") an additional  amount of $17,500 (the "2001 Additional
Amount") as soon as practicable after the Benefit Period.

         (b)  Deemed Investment of Funds.

                  (1) The  amounts  credited  to each  Participant's  Plan  Account  shall be deemed to be invested in the Fidelity  Money  Market  Trust:  Retirement  Money  Market  Portfolio  until such
         Participant  designates,  in accordance with the procedures  established from time to time by the
         Committee,  the  manner  in which  amounts  credited  to his Plan  Account  shall be deemed to be invested from among the  investment  funds made  available from time to time by the Committee for the  deemed  investment  of  Plan  Accounts  (the  "Investment  Funds"),  which  may  include  an
         Investment  Fund (an "OEI Stock Fund")  investing  in the common stock of the Company,  par value
         $.10 per share ("Company  Stock").  A Participant may designate one of such Investment  Funds for the  deemed  investment  of all the  amounts  credited  to his Plan  Account  or he may split the deemed  investment  of the amounts  credited to his Plan Account among such  Investment  Funds in such increments as the Committee may prescribe.  The deemed  investment of amounts  credited to a
         Participant's  Plan Account  shall be based on the value of the  applicable  Investment  Funds at the time such  amounts  are  credited or  subsequently  converted  pursuant to an initial  deemed investment  designation or pursuant to Paragraph  (b)(2) below.  Deemed  investment  elections in effect  immediately  prior to the Effective  Date shall remain in effect  following the Effective
         Date unless and until changed or converted pursuant to Paragraph (b)(2) below.

                  (2) A Participant  may (i) change his deemed  investment  designation for future amounts to be  credited  to his Plan  Account or (ii)  convert  his deemed  investment  designation  with respect to the  amounts  already  credited to his Plan  Account;  provided,  however,  that (I) a
         Participant  may change his deemed  investment  designation  of an OEI Stock Fund only for future amounts  to be  credited  to his Plan  Account  and (II) in the  event of a change  described  in clause (I),  any amounts  already  credited to the  Participant's  Plan  Account that were deemed invested in an OEI Stock Fund shall remain so invested  until paid to such  Participant  pursuant to Paragraph 5. Any such change or  conversion  shall be made in accordance  with the  procedures established  by  the  Committee,  and  the  frequency  of  such  changes  may be  limited  by the
         Committee;  provided,  however,  that a change described in clause (I) of the preceding  sentence must be made prior to the beginning of a calendar  quarter and shall become  effective only as of the first day of such calendar quarter.

Notwithstanding  the  foregoing,  if the Committee  credits an additional  amount to a  Participant's  Plan Account pursuant  to  Paragraph  (a)  above,  the  Committee  may  designate  one or more  Investment  Funds for the deemed investment  of  such  additional  amount;  provided  however,  that  the  2001  Additional  Amount  credited  to  a
Participant's  Plan  Account  pursuant to  Paragraph  (a) above shall be deemed to be invested in an OEI Stock Fund until paid to the Participant pursuant to Paragraph 5.

         (c)  Allocation  of Net Income or Net Loss  Equivalents.  The balance of each  Participant's  Plan Account shall be adjusted at such times and in such manner as the Committee  deems  appropriate to reflect the value of the
Investment  Funds,  including  any net income (or net loss) thereto  resulting  from  interest,  dividends or other distributions.  A  Participant's  Plan  Account  shall  continue  to be so adjusted as long as there is any balance credited to such account.

         (d) Matching  Deferrals.  Effective as of January 1, 2002, if a  Participant  designates an OEI Stock Fund for the deemed  investment  of all or a portion of the  deferred  fees to be credited to his Plan  Account,  at the same time as such  deferred  fees are  credited to his Plan  Account and deemed  invested in an OEI Stock Fund (the
"Deemed OEI Stock Fund  Investment"),  an additional  amount equal to the OEI Deemed Stock Fund Investment shall be credited to the Participant's Plan Account and deemed invested in an OEI Stock Fund.

                                            5. Payment of Deferred Fees

         (a) Payment  Election  Generally.  A  Participant  shall elect,  subject to the  provisions  of Paragraphs
(b),  (c) and (d) below,  the time (which may not be prior to the latest of (i) the date on which he ceases to be a member  of the  Board or (ii) the date on which he ceases to be a member  of the  Senior  Advisory  Council  to the
Board and the mode (which may either be a lump sum payment or monthly,  quarterly,  or annual installment  payments over a specified  term certain) for payment of amounts  credited to his Plan Account  during a Service  Period (and the income  credited  thereto).  A  Participant  may revise his election  regarding the time and mode of payment of amounts  credited to his Plan  Account  only if, and at such time as, such  revised  election is approved by a Rule
16b-3 Committee;  provided,  however,  that such revised election shall not be effective until the later of (A) the
January 1 following  the date such  revised  election is approved or (B) the date that is six months after the date such revised  election is approved.  In the absence of direction  by a  Participant  regarding  the time or mode of payment of amounts  credited to his Plan Account during a Service Period (and the income  credited  thereto),  such amounts  shall be  distributed  in a lump sum  payment  as soon as  practicable  after the later of (i) the date on which he ceases  to be a member  of the  Board or (ii) the date on which he  ceases  to be a member  of the  Senior
Advisory Council to the Board.

         (b) Payment Upon Death.  In the event of a Participant's  death,  the balance of such  Participant's  Plan
Account,  computed as of the date of his death, shall be paid in one lump sum to his designated  beneficiary within the first four months following the date of such  Participant's  death. A Participant,  by written instrument filed with the  Committee  in such  manner and form as it may  prescribe,  may  designate  one or more  beneficiaries  to receive  payment of the  amounts  credited  to his Plan  Account in the event of his  death.  Any such  beneficiary designation  may be  changed  from  time to time  prior  to the  death  of the  Participant.  In the  absence  of a beneficiary  designation  on file  with the  Committee  at the  time of a  Participant's  death,  the  executor  or administrator of the Participant's estate shall be deemed to be his designated beneficiary.

         (c) Payment Upon Plan  Termination.  In the event the Plan is  terminated by the Company,  the  Committee, in its sole  discretion,  may elect to pay the balance of each  Participant's  Plan Account to such  Participant in one lump sum as soon as practicable after the date of such Plan termination.

         (d) Payment  Upon Change of Control.  With respect to any  Participant  (1) who ceases to be a director of the Company (or any  successor)  as a result of or in  connection  with a change of control  that is not  approved, recommended  and  supported  by at  least  two-thirds  of the  directors  that  were  also  directors  prior to the occurrence  of any such change of control in actions  taken  prior to, and with  respect to, such change of control or (2) who ceased to be a member of the Board or of the Senior  Advisory  Council to the Board prior to such change of control but who is entitled to receive (or is receiving)  payments  under the Plan at the time of such change of control,  the balance of such  Participant's  Plan  Account,  computed as of the date of such change of control or, for  Participants  described  in clause (1), the date such  Participant  ceases to be a director of the Company (or any successor),  if later,  shall be paid to such Participant in one lump sum as soon as practicable,  but no later than  thirty days  following  such date.  For  purposes  of the Plan,  "change of control"  shall be deemed to have occurred  if (i) any  person  (other  than  Participant  or the  Company)  including  a "group"  as  determined  in accordance with Section  13(d)(3) of the Securities  Exchange Act of 1934,  becomes the beneficial  owner of shares of the Company  having 40% or more of the total number of votes that may be cast for the election of directors;  or
(ii) as a result  of,  or in  connection  with,  any cash  tender  or  exchange  offer,  merger  or other  business combination,  sale  of  assets  or  contested  election,  or any  combination  of  the  foregoing  transactions  (a
"Transaction"),  the persons who were directors before the Transaction  shall cease to constitute a majority of the
Board or any  successor  thereto.  The  determinations  of whether a change of control has  occurred,  whether such change of control was not approved,  recommended  or supported by the Directors in actions taken prior to, and with respect to, such change of control and whether any  Participant  ceased to be a director of the Company as a result of or in  connection  with such change of control  shall be made by the  Committee  as existing at least six months prior to the occurrence of such change of control and its determination shall be final.

         (e)  Conversion of Plan Accounts for Purposes of Payment.

                  (1) If a  Participant  has elected to receive  payment of his Plan Account in a lump sum pursuant to Paragraph  (a) above,  the value of his Plan Account  shall be  determined  as of the last day of the month  preceding  the time that he has  elected to receive  such  payment  and an amount equal to such value shall be paid to the Participant.

                  (2) If a  Participant  has  elected to receive  payment of his Plan  Account in any mode other than lump sum  pursuant to  Paragraph  (a) above,  the value of his Plan  Account  shall be determined  as of the last day of the  month  preceding  the  date of any such  payment  and each subsequent  interval  thereafter,  and an  amount  equal  to  the  value  of  such  Plan  Account multiplied  by a fraction,  the  numerator  of which is one and the  denominator  of which is the remaining  number of payments  that the  Participant  elected,  shall be paid as of each interval such Participant elected.

                  (3) If  Paragraphs  (b),  (c) or (d)  above  apply,  the value of a  Participant's  Plan
         Account shall be determined as of the date  specified in the  applicable  Paragraph and an amount equal to such value shall be paid to the Participant or his designated beneficiary.
         (f) Form of  Payment.  Payments  under the Plan shall be in the form of cash,  except  that if any portion of a  Participant's  Plan Account is deemed invested in an OEI Stock Fund, any payment with respect to such portion shall be in the form of shares of Company  Stock.  Without  limiting the  generality of the  foregoing,  nothing in the Plan shall be  construed as giving any  Participant  any rights as a holder of common stock or any other equity security of the Company as a result of such  Participant's  participation in this Plan or his designation of an OEI
Stock Fund for the deemed investment of amounts credited to his Plan Account.

         (g) Debiting of Plan  Accounts.  Once an amount has been paid to a Participant  or his  beneficiary,  such amount shall be debited from the Participant's Plan Account.

                                    6. Distributions for Unforseeable Emergency

         In the event the Rule 16b-3  Committee,  in its sole  discretion,  determines  that a  Participant  has an unforseeable  emergency,  the Rule 16b-3  Committee  may direct  that such  portion of the  amounts  credited  to a
Participant's  Plan Account as it determines is reasonably  needed to satisfy such  unforseeable  emergency be paid to the  Participant  in one  lump  sum  payment  as  soon as  practicable  following  the  Rule  16b-3  Committee's determination  of the existence and extent of such  unforseeable  emergency.  For purposes of this  Paragraph 6, an unforseeable  emergency  shall mean  severe  financial  hardship  to a  Participant  that  arises from a sudden and unexpected  illness or accident of the  Participant or of a dependent of a Participant,  loss of the  Participant's property due to casualty,  or similar  extraordinary and unforeseeable  circumstances arising as a result of events beyond the  control of such  Participant.  Further,  no payment  may be made  pursuant  to this  Paragraph 6 to the extent such severe  financial  hardship may be relieved (i) through  reimbursement  or compensation by insurance or otherwise,  (ii) by liquidation of the  Participant's  assets,  to the extent the  liquidation of such assets would not itself cause severe  financial  hardship,  or (iii) by cessation of deferrals  under the Plan.  For purposes of this  Paragraph 6, the  purchase of a house or  education  expenses for  children,  shall not be  considered  to be unforseeable  emergencies.  The decision of the Rule 16b-3 Committee  regarding the existence or nonexistence of an unforseeable  emergency  of a  Participant  shall be final and  binding.  The Rule 16b-3  Committee  shall have the authority to require a  Participant  to provide such proof as it deems  necessary to establish  the  existence  and nature of the Participant's  unforseeable emergency. The foregoing  notwithstanding,  a Participant who is a member of the Rule 16b-3  Committee  shall not  participate in the  deliberations  or decision of the Rule16b-3  Committee regarding a hardship distribution to such Participant.

                                 7. Prohibition Against Assignment or Encumbrance

         No right,  title,  interest or benefit hereunder shall ever be liable for or charged with any of the torts or  obligations  of a  Participant  or a person  claiming  under a  Participant,  or be  subject  to seizure by any creditor of a Participant  or any person  claiming  under a  Participant.  No  Participant  or any person  claiming under a  Participant  shall  have the power to  anticipate  or dispose of any  right,  title,  interest  or benefit hereunder in any manner until same shall have been  actually  distributed  free and clear of the terms of the Plan.
The  preceding  notwithstanding,  the  Committee  shall  comply  with the terms  and  provisions  of an order  that satisfies  the  requirements  for a "qualified  domestic  relations  order" as defined in section  206(d) of ERISA, including  an  order  that  requires  distributions  to an  alternate  payee  prior  to a  Participant's  "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of ERISA.

                                               8. Nature of the Plan

         The Plan and any election agreements executed  thereunder  constitute an unfunded,  unsecured liability of the Company to make payments in accordance  with the provisions  hereof,  and neither a Participant  nor any person claiming  under the  Participant  shall have any security or other  interest in any specific  assets of the Company by virtue of this Plan.  Neither the  establishment  of the Plan, the crediting of amounts to Plan Accounts nor the setting  aside of any funds  shall be deemed to create a trust.  The Company at its  election  may fund the payment of benefits  under the Plan by setting aside and  investing,  in an account on the Company's  books,  such funds as the Company may from time to time  determine.  Legal and equitable  title to any funds so set aside shall remain in the Company,  and no Participant  shall have any security or other  interest in such funds.  Any funds so set aside shall remain subject to the claims of the creditors of the Company, present and future.

         The  preceding  paragraph  to the  contrary  notwithstanding,  the  Company  may  fund  all or part of its obligations  hereunder by  transferring  assets to a trust if the provisions of the trust  agreement  creating such trust require the use of such trust's  assets to satisfy  claims of the Company's  general  unsecured  creditors in the event of the  Company's  insolvency  or  bankruptcy  and provide that no  Participant  shall at any time have a prior  claim to such  assets  and that such  trust  shall not cause the Plan to be other  than  "unfunded"  for the
Internal  Revenue  Code of 1986,  as  amended.  The assets of such  trust  shall not be deemed to be assets of this
Plan.

                                       9. Amendment and Termination of Plan

         The  Company  shall  have the  right to alter or amend  the Plan or any part  thereof  from  time to time, except the Company shall not make any  alteration or amendment  that would impair the rights of a Participant  with respect to amounts  theretofore  credited to that  Participant's  Plan Account.  The Company may terminate the Plan at any time. If not sooner  terminated  under the provisions of this paragraph,  the Plan shall terminate as of the date on which all amounts theretofore credited to Plan Accounts have been paid.

                                                10. Indemnification

         The Company  shall  indemnify  and hold  harmless  each member of the Committee and each employee who is a delegate  of the  Committee  against  any  and all  expenses  and  liabilities  arising  out of his  administrative functions or fiduciary  responsibilities,  including any expenses and liabilities that are caused by or result from an act or omission  constituting  the  negligence  of such  individual  in the  performance  of such  functions  or responsibilities,  but excluding  expenses and liabilities that are caused by or result from such  individual's own gross  negligence or willful  misconduct.  Expenses  against which such individual  shall be indemnified  hereunder shall include,  without  limitation,  the amounts of any settlement or judgment,  costs,  counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof.

                                               11. No Tax Guarantee

         Neither the Plan nor any  representation  made in connection with it shall be construed to be an assurance or guarantee of a deferral of income for income tax purposes of any amount to be paid pursuant to the Plan.

                                               12. Number and Gender

         Wherever  appropriate  herein,  words used in the singular shall be considered to include the plural,  and words used in the plural shall be considered to include the singular.  The  masculine  gender,  where  appearing in the Plan, shall be deemed to include the feminine gender.

                                                13. Laws Governing

         The Plan and any documents  executed in  connection  therewith  shall be construed in accordance  with and governed by the laws of the State of Texas.

         EXECUTED this _________ day of _______________, 2001.

                                                     OCEAN ENERGY, INC.

                                                     By:      ______________________________
                                                              Name:    ________________________
                                                              Title:   ________________________